STOCK-BASED INCENTIVE PLANS (10k specific)	12 Months Ended
Dec. 31, 2010
STOCK-BASED INCENTIVE PLANS
STOCK-BASED INCENTIVE PLANS
NOTE 7 – STOCK-BASED INCENTIVE PLANS

We have implemented several plans to award employees with stock-based compensation, which are described below.

Incentive Stock Plans: Under the Incentive Stock Plans ("ISPs") described below, the exercise price of options must be equal to or greater than the fair market value of a share of our common stock on the date of grant. The Management Development and Compensation Committee of our Board of Directors ("MD&C") specifies the terms for grants of options under these ISPs; terms of these options may not exceed ten years. Grants of options generally vest over three years and grants typically have a term of seven or ten years. Option agreements issued under the ISPs generally provide that, in the event of a change in control, all options become immediately and fully exercisable. Repricing or exchanging options for lower priced options is not permitted under the ISPs without shareholder approval. A brief description of each of our incentive stock plans with awards still outstanding is included below:

1997 Incentive Stock Plan ("1997 ISP"): The 1997 ISP permitted the grant of up to 11.0 million shares in the form of incentive stock options ("ISOs"), non-qualified stock options (options which are not ISOs) ("NQs") and restricted stock. The 1997 ISP expired on February 27, 2007, and no further grants may be made under this plan.

1999 Incentive Stock Plan ("1999 ISP"): The 1999 ISP permitted the grant of up to 9.5 million shares in the form of NQs. Grants of restricted stock, performance awards and options intended to qualify as ISO's under the Internal Revenue Code were not authorized under this plan. The 1999 ISP also permitted directors to elect to receive shares in lieu of cash payments for their annual retainer fees and board and committee meeting fees. The 1999 ISP expired on February 23, 2009, and no further grants may be made under this plan.

2001 Incentive Stock Plan ("2001 ISP"): The 2001 ISP permitted the grant of up to 9.2 million shares in the form of ISOs and NQs. The 2001 ISP also permitted directors to elect to receive shares in lieu of cash payments for their annual retainer fees and board and committee meeting fees. The 2001 ISP was terminated in 2009 upon the shareholder approval of the 2009 ISP and no further grants may be made under this plan.

2009 Incentive Stock Plan ("2009 ISP"): The 2009 ISP permits the grant of up to 11.0 million shares in the form of ISOs, NQs, restricted stock, restricted stock units, stock appreciation rights, or other stock-based awards. The 2009 ISP also permits directors to elect to receive shares in lieu of cash payments for their annual retainer fees and board and committee meeting fees. Full-value awards granted under the 2009 ISP, such as restricted stock and restricted stock units, will reduce the number of shares available for grant by 1.68 shares for each share or unit granted. Stock options and stock appreciation rights will reduce the number of shares available for grant by one share for each stock option or stock appreciation right granted. This plan expires on February 18, 2019. As of December 31, 2010, there were 9.8 million shares available for grants under the 2009 ISP.

During the third quarter of 2006, we granted 1.7 million options under the 1997, 1999 and 2001 ISPs to our Chief Executive Officer and Chief Financial Officer. These options vested over four years from the date of grant and have a term of seven years. We also granted 2.5 million non-plan options to our Chief Executive Officer as part of an inducement grant related to the terms of his employment. These options vested over four years from the date of grant and have a term of seven years. An additional market condition was attached to 2.0 million of these non-plan options that restricted exercise until certain stock price hurdles had been achieved. The market condition was met in 2007, and all stock price hurdles have been achieved.

The fair value of the stock options granted during the years ended December 31, 2010, 2009 and 2008, was estimated using the Black-Scholes-Merton option-pricing model. The Black-Scholes-Merton model requires the use of certain subjective assumptions. The following table lists the assumptions used in calculating the fair value of stock options granted during each year:

Valuation Assumptions(1)	2010	2009	2008

Risk free interest rate(2)	2.3%	2.0%	2.8%
Expected dividend yield	1.3%	1.8%	1.0%
Expected stock price volatility(3)	42.4%	50.4%	40.5%
Expected life of stock options (in years)(4)	5.4	5.4	4.6

(1)	Forfeitures are estimated using historical experience and projected employee turnover.
(2)	Based on the U.S. Treasury constant maturity interest rate whose term is consistent with the expected life of our stock options.
(3)	We consider both the historical volatility of our stock price, as well as implied volatilities from exchange-traded options on our stock.
(4)	We estimate the expected life of stock options based upon historical experience.

Information with respect to stock option activity under the above plans is as follows:

	Shares (In thousands)	Weighted Average Exercise Price	Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at January 1, 2010	10,014	$20.28
Grants	194	19.23
Exercised	(213)	15.11
Expired	(892)	37.30
Forfeited	(586)	36.01
Outstanding at December 31, 2010	8,517	$17.52	2.8	$34.4
Exercisable at December 31, 2010	7,134	$18.83	2.4	$23.6

The weighted-average grant-date fair value of stock options granted during 2010, 2009 and 2008, was $7.08, $4.32 and $6.33, respectively. The total fair value of stock options vested was $8.5 million, $7.2 million and $8.5 million in 2010, 2009 and 2008, respectively.

The aggregate intrinsic value of options exercised under our stock option plans was $1.3 million, $0.1, and zero for 2010, 2009 and 2008, respectively. The aggregate intrinsic value is the amount by which the market price of our common stock on the date of exercise exceeded the exercise price of the option. Net cash proceeds from the exercise of stock options were $4.0 million, $0.7 million and zero in 2010, 2009 and 2008, respectively. The actual income tax benefit realized from stock option exercises was $0.5 million, zero and zero, in 2010, 2009 and 2008, respectively.

The following table summarizes information concerning currently outstanding and exercisable options to purchase our common stock:

(Share amounts in thousands)	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding at Dec. 31, 2010	Weighted Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Shares Exercisable at Dec. 31, 2010	Weighted Average Exercise Price
$7.05 – 13.58	1,347	5.2	$7.13	403	$7.05
13.82	4,000	2.5	13.82	4,000	13.82
14.71 – 19.20	1,180	4.2	18.27	754	18.10
19.20 – 35.08	1,147	1.5	26.57	1,134	26.65
38.35	843	0.2	38.35	843	38.35
$7.05 – 38.35	8,517	2.8	$17.52	7,134	$18.83

Restricted Stock Plan: The 2007 Restricted Stock Plan ("2007 RSP") permitted the grant of up to 0.5 million shares of restricted stock to selected officers of the company, as determined by the MD&C. This plan was terminated in 2009 upon shareholder approval of the 2009 ISP, and no further grants may be made under this plan. Transactions related to restricted stock awards issued under the 2007 RSP and the 2009 ISP for the year ended December 31, 2010, are summarized as follows:

(In thousands, except per share amounts)	Shares	Weighted- Average Fair Value Per Share
Non-vested at January 1, 2010	353	$9.99
Granted	298	19.21
Vested or released (1)	(191)	13.68
Canceled or forfeited	(6)	14.90
Non-vested at December 31, 2010	454	$14.43

(1)	For plan participants age 55 and older, certain granted but unvested shares are released from the plan for tax withholdings on the participants' behalf.

We granted approximately 298,000, 346,000, and 158,000 shares of restricted stock in 2010, 2009 and 2008, respectively, under these plans.

Restricted stock awards are valued at the market price of a share of our common stock on the date of grant. In general, these awards vest at the end of a three-year period from the date of grant and are expensed on a straight-line basis over that period, which is considered to be the requisite service period. This expense totaled $4.7 million, $1.8 million, and $1.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The weighted-average grant-date fair value per share of restricted stock awards granted was $19.21, $7.05 and $18.15 in 2010, 2009 and 2008, respectively. The total fair value of restricted stock awards vested was approximately $1.7 million, $1.3 million and $1.1 million in 2010, 2009 and 2008, respectively.

The compensation cost charged against income for all stock-based compensation plans was $9.9 million, $12.1 million and $12.8 million in 2010, 2009 and 2008, respectively. The total income tax benefit recognized for all stock-based compensation plans was $2.6 million, $3.9 million and $3.4 million in 2010, 2009 and 2008, respectively. At December 31, 2010, there was $4.0 million of unrecognized compensation expense related to the unvested portion of our stock-based awards that is expected to be recognized over a weighted average period of 1.2 years.

Deferred Stock Units: In 2004, the stockholders approved the RadioShack 2004 Deferred Stock Unit Plan for Non-Employee Directors ("Deferred Plan"). The Deferred Plan replaced the one-time and annual stock option grants to non-employee directors ("Directors") as specified in the 1997, 1999 and 2001 ISPs. New Directors received a one-time grant of 5,000 deferred stock units ("Units") on the date they attended their first Board meeting. The Deferred Plan also specified that each Director who had served one year or more as of June 1 of any year would automatically be granted 3,500 Units on the first business day of June of each year in which he or she served as a Director.

In February 2007, the Board of Directors amended the Deferred Plan to provide that, in lieu of the original amounts described above, each non-employee director now receives a one-time initial grant of units equal to the number of shares of our common stock that represent a fair market value of $150,000 on the grant date, and an annual grant of units equal to the number of shares of our common stock that represent a fair market value of $105,000 on the annual grant date.

Under the Deferred Plan, one-third of the Units vest annually over three years from the date of grant. Vesting of outstanding awards is accelerated under certain circumstances. At termination of service, death, disability or change in control of RadioShack, Directors will receive shares of common stock equal to the number of vested Units. Directors may receive these shares in a lump sum or they may defer receipt of these shares in equal installments over a period of up to ten years. We granted approximately 29,000, 45,000, and 59,000 Units in 2010, 2009 and 2008, respectively. The weighted-average grant-date fair value per Unit granted was $21.75, $13.97 and $14.24 in 2010, 2009 and 2008, respectively. There were approximately 211,000 Units outstanding and 705,000 Units available for grant at December 31, 2010.